Q4 2025 INVESTOR PRESENTATION Exhibit 99

This presentation includes forward-looking comments subject to important risks and uncertainties. The statements contained in this news release that are not historical facts are “forward-looking statements.” These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: (1) delays in delivery and other supply chain disruptions, or increases in costs as a result of inflation or otherwise, including materials, critical components and transportation costs and shortages, the effects of tariffs on raw materials or sourced products, and labor, or changes in or unavailability of quality suppliers or transporters, including the impacts of the foregoing risks on the Company's liquidity, (2) impacts resulting from increased trade barriers and restrictions on international trade, including as a result of previously announced, and potentially new, changes to U.S. trade policy and tariffs as well as retaliatory or other tariffs imposed by other countries where the Company does business, (3) delays in manufacturing and delivery schedules, (4) reduction in demand for lift trucks, attachments and related parts and service on a global basis, including any cyclical reduction in demand in the lift truck industry, (5) customer acceptance of pricing, (6) customer acceptance of, changes in the costs of, or delays in the development of new products, (7) the ability of Hyster-Yale and its dealers, suppliers and end-users to access credit, or obtain financing at reasonable rates, or at all, as a result of interest rate volatility and current economic and market conditions, including inflation, (8) unfavorable effects of geopolitical and legislative developments on global operations, including without limitation the entry into new trade agreements and the imposition of tariffs and/or economic sanctions, including the Uyghur Forced Labor Prevention Act (the “UFLPA”) which could impact Hyster- Yale's imports from China, as well as armed conflicts, including the Russia/Ukraine conflict, the Israel and Gaza conflict and/or the conflict in the Red Sea, and their regional effects, (9) exchange rate fluctuations, interest rate volatility and monetary policies and other changes in the regulatory climate in the countries in which the Company operates and/or sells products, (10) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives and restructuring programs, (11) the successful commercialization of products and technology related to the energy solutions program, (12) political and economic uncertainties in the countries where the Company does business, as well as the effects of any withdrawals from such countries, (13) bankruptcy of or loss of major dealers, retail customers or suppliers, (14) introduction of new products by, more favorable product pricing offered by or shorter lead times available through competitors, (15) product liability or other litigation, warranty claims or returns of products, (16) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation, (17) the ability to attract, retain, and replace workforce and administrative employees, (18) disruptions resulting from natural disasters, public health crises, political crises or other catastrophic events, and (19) the ability to protect the Company’s information technology infrastructure against service interruptions, data corruption, cyber-based attacks or network breaches. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides is effective as March 4, 2026. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities. Safe Harbor Statement and Disclosure 2

Q4 2025 QUARTERLY OVERVIEW

FOR EACH BUSINESS Board of Directors ● CEO ● P&L and balance sheet ● Tailored incentive plans Hyster-Yale (NYSE: HY) One company with two businesses, each offering a full line of products and services Enable lift truck versatility for handling unique and fragile loads. Provide essential transport solutions for industrial and warehouse applications. LIFT TRUCKS – Core Business1 BOLZONI – Attachment Business2 4

Hyster-Yale at a Glance – Q4 2025 Consolidated Results $923M _____________________ (1) Adjusted Operating (Loss) and Adjusted Net (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations to the most directly comparable GAAP measures in the Appendix starting on page 56. ($37.2)M ($15.7)M ($52.5)M ($36.6)M REVENUES OPERATING LOSS ADJUSTED OPERATING LOSS(1) NET LOSS ADJUSTED NET LOSS(1) 5

Results for Q4 2025 Vs. Prior Year

Reflects significant customer order deferrals

($M)	HY CONSOLIDATED Q4 2025	HY CONSOLIDATED Q4 2024	HY CONSOLIDATED VARIANCE	LIFT TRUCK[1] Q4 2025	BOLZONI[1] Q4 2025
Revenues	$923	$1,068	($145)	$871	$75
Adjusted Operating Profit (Loss)[2]	($16)	$54	($70)	($15)	($2)
Adjusted Net Income (Loss)[2]	($37)	$26	($63)	—	—
Adjusted EBITDA[2]	($2)	$65	($67)	($4)	$2

LIFT TRUCK

- Revenue: $871M, 15% lower y/y
  - Lower truck volumes across all product lines
  - Economic uncertainty impacted customer order activity
- Adj. operating loss: $15M, significantly lower y/y
  - Tariffs and lower volumes impacted gross profit
  - Lower operating costs due to reduced employee-related costs

BOLZONI

- Revenue: $75M, (9%) lower y/y
  - Continued phase-out of lower-margin legacy products and weaker demand in the Americas
- Adj. operating loss: $2M
  - Reduced volumes partially offset by favorable product mix
  - Higher employee-related costs

(1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information.
(2) Adjusted Operating Profit, Adjusted Net Income (Loss) and Adjusted EBITDA are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 56.

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Key Takeaways – Q4 2025 FINANCIAL RESULTS SOLID LIQUIDITY BOOKINGS IMPROVEMENT FINANCIAL OUTLOOK $923M REVENUE -14% vs. prior year $15.7M ADJUSTED OPERATING LOSS(1) Below prior year’s strong results 19% WORKING CAPITAL PERCENT OF SALES decreased 80 bps* vs. Q3 ’25 due to improved inventory efficiency $57M OPERATING CASH FLOW Improved $20M vs. Q3 ’25 $371M NET DEBT Improved $26M vs. Q3 ‘25 $540M UNIT BOOKINGS VALUE +42% vs. Q3 ‘25 $1.3B UNIT VALUE BACKLOG ~3 months production foundation Expected revenue growth in 2026 as bookings strengthen while backlog grows Moderate operating profit expected in second-half Operating cash flow expected to be consistent with 2025 Solid cash generation despite lower volumes and higher tariff costs *Bps: Basis points _____________________ (1) Adjusted Operating (Loss) and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 56. 7

Debt Overview Unused Borrowing Capacity of $246M Q4 2025 DEBT COMPOSITION 1 2 3 4 5 6 7 8 100 200 300 400 500 Q1'23 Q3'23 Q1'24 Q3'24 Q1'25 Q3'25 N e t D e b t / A d ju ste d E B IT D A N e t D e b t Net Debt Net Debt / Adjusted EBITDA NET DEBT / ADJUSTED EBITDA Note: Internal estimates are as of 9/30/23 ($M) 0 50 100 150 200 250 300 350 2025 2026 2027 2028 2029 2030 US EMEA 15(1) 225 TLB(2) 300 ABL(3) 90 ($M) ABL & TLB MATURITIES ($M) _____________________ (1) Amortizing principal: ~$2.2M per year (2) TLB: Term Loan, final payment due May 2028 (3) ABL: Asset Backed Loan expires June 2030 No near- term maturities $103 $214 $102 $53 $21 $1 ABL Term Loan Working Capital Facilities Wholesale Financing Leases Other $494 ($M) Leverage increase due to lower earnings Leverage negatively impacted by supply chain constraints post-COVID 8

Quarterly Cash Activity • $123M of Cash on hand • Working Capital improved y/y and vs. Q3 ‘25 ‒ Inventory improved by $185M y/y and $105M vs. Q3 ’25 (ex. FX and tariffs) ‒ A/R improved $30M vs. Q3 ’25 due to reduced sales ‒ Payables declined $75M due to lower purchasing volume • Dividends paid: ‒ FY 2025: $25M ‒ FY 2024: $24M Continue to adhere to long-term capital allocation priorities: • Reduce debt • Reinvest cash for profitable growth • Shareholder return Note: Internal estimates are as of 9/30/23 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% 0 20 40 60 80 100 120 140 160 180 2020 2021 2022 2023 2024 2025 C a p E x % R e v e n u e Cash Flow from Operations CapEx CapEx % Revenue (1)($M) _____________________ (1) Operating Cash Flow Usage of $254M not shown due to presentation scaling. OPERATING CASH FLOW & CAPEX AS OF 12/31/25 9

LIFT TRUCK BOLZONI HYSTER-YALE • Gradual market improvement expected in 2026 • Moderate full-year operating profit - Improved demand and production, primarily in the second-half of 2026 - Margins impacted by increased competitive dynamics and ongoing tariff costs - Operating expenses - Benefits of operational initiatives and cost-reduction programs • Slight revenue decline due to reduced volumes - Continued phase-out of legacy components to Lift Truck business • Modest operating profit improvement - Favorable product mix - Higher plant utilization • Higher revenue, primarily due to strong shipment volumes in second-half of 2026 • Expected slight operating loss in first-half of 2026 • Solid cash flow from operations consistent with 2025 - Working capital efficiencies, focused on inventory • Continued focus on the Company’s ongoing transformation: - New products, manufacturing efficiencies and IT upgrades - Capex of $55-$75M forecasted 2026 Outlook Moderate 2026 operating profit driven by strong revenue growth in second-half 10

MARKET CONDITIONS & DEMAND OUTLOOK TARIFFS & COSTS FULL YEAR VIEW • Q4 2025 bookings strengthened, led by Americas - Potential early sign of stabilization after a slower 2025 order environment • Total market demand expected to improve gradually through the year • Strong shipment growth in second- half of 2026 • Tariffs remain a substantial headwind • Customer purchasing behavior remains sensitive to tariff driven dynamics • Mitigation actions, pricing, sourcing and supply chain efficiencies will continue in 2026 to partially offset the increased cost • Production expected to improve alongside as bookings strengthen and backlog grows • Improved profitability expected in second-half - Robust revenue growth - Cost-reduction and operational efficiency improvements • Operating cash flow consistent with 2025 - Disciplined focus on working capital efficiencies 2026 Outlook: Key Drivers Moderate 2026 operating profit driven by strong revenue growth in second-half 11

COMPANY OVERVIEW & STRATEGY

Hyster-Yale (NYSE: HY) One company with two businesses, each offering a full line of products and services *JAPIC: Japan, Asia Pacific, India, China ($M) CONSOLIDATED FINANCIALS Revenues Adjusted Operating Profit(1) Adjusted Net Loss(1) SALES BY SEGMENT _____________________ (1) Adjusted Operating Profit and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 56. 2025 $3,769 $16 $37 BOLZONI – Attachment Business2 LIFT TRUCKS – Core Business1 Americas 74.7% EMEA 15.1% JAPIC* 4.9% Bolzoni 5.3% 2025 13

14 Vision Transforming the way the world moves materials from Port to Home Transformation focused on reducing the impact of material movement on people, the environment and the economy driven by the imagination and creativity of our team. LIFT TRUCKS BUSINESS ATTACHMENT BUSINESS

Mission: We Make Our Customers Two Promises Providing optimal solutions and excellent customer care • Understand customers’ applications and needs for equipment/power options • Provide optimal solutions • Enhance customer productivity at lowest cost of ownership OPTIMAL SOLUTIONS • Never let customers down • Engagement and solutions through lifecycle • Increase value in solutions offerings CUSTOMER CARE Integrity • Commitment • Accountability • Respect • ExcellenceICARE Values 15

16 A Market That Mirrors Global Growth The lift truck industry powers the global flow of goods . . . The more the economy grows The more people spend The more the lift truck market grows

Lift Trucks Are Integral to Our Lives Products are handled numerous times by a forklift before they reach the end customer 17

18 7,500 GLOBAL EMPLOYEES GLOBAL INDUSTRY COVERAGE • Industry application focus • Full-range of class 1 to 5 lift trucks • Integrated technologies to reduce cost of ownership and enhance safety • Full-range of attachments and power options, including batteries and fuel cells REGIONAL OPERATIONS • Focused design centers • Regional production and parts centers LOCAL SALES & SERVICE* • HY and capable dual-brand dealers’ business models aligned • Entrepreneurial customer-focused dealers ‒ ~3,600 sales professionals ‒ ~10,300 technicians Serving customers globally, regionally and locally using an industry and customer-focused approach Global Leader of Material Handling Solutions *Detailed information on number of dealers available in appendix on page 67.

Global Mega Trends Accelerate Growth

Long-term growth rates supported by market shifts and HY's unique capabilities

Technology Solving Challenges

PRODUCTIVITY
Industry-specific approach to application challenges

EMPLOYEE SAFETY
Operator Assist and AGVs*

LABOR SHORTAGES
Automation



H_2

ELECTRIFICATION
Batteries and fuel cells

INFORMATION AS A SERVICE
Telemetry and data services

LOW-COST COMPETITION
Modular, scalable products

*Automated Guided Vehicles

Lift trucks increasingly impact every aspect of our lives

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100+ Years of Leading Innovations and Operational Excellence

Full range of products, power options and solutions

CAPACITY RANGE: ~2,500 lbs to 100,000+ lbs

ELECTRIC			INTERNAL COMBUSTION (ICE)		CLASS 1	CLASS 5
CB*	WAREHOUSE		COUNTERBALANCED		BATTERY/FUEL CELL	ICE
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5	BIG TRUCKS: 8 to 52 TON	



HYSTER

TECHNOLOGY SOLUTIONS

Automation • Operator Assist • Telematics



POWER OPTIONS

Electric • ICE • Hydrogen



ATTACHMENTS

Clamps • Rotators • Multipallets • Forks



*CB: Counterbalanced

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Unique Business Model Efficient capital deployment targeting high returns *ROTCE: Return on Total Capital Employed OPTIMIZE CAPITAL DEPLOYED • Independent dealer network • Independent suppliers • Financing arm (joint venture) CAPITAL EFFICIENT INVESTMENTS • Modular, scalable product platforms • Manufacturing footprint optimization • “Center of Gravity” suppliers INVESTMENT PRACTICES Focus on investments that enhance core lift truck business and drives strong ROTCE* 21

PRODUCT EVOLUTION OPERATIONAL & COST STRUCTURE END-TO-END DIGITAL ENABLEMENT COMMERCIAL & GO-TO MARKET ENHANCEMENTS • Modular, scalable products • Energy Solutions - Electrification - Advanced batteries - On/off grid chargers • Technology Solutions - Automation - Telemetry • Manufacturing footprint optimization • Organizational alignment • Operational improvements - Demand driven production - Capital efficiency - Automation - Supplier centralization and just-in-time delivery • Single, integrated IT platform connecting - Product development - Manufacturing - Service • Faster innovation cycles, better lifecycle management and improved decision- making • Expanding large-account coverage and dealer excellence • Integrated direct sales, parts, service, attachments and rental activities • Stronger solutions selling to drive higher-margin, recurring revenue A Comprehensive Transformation Underway Translating into operational improvements and tangible value creation 22A broad, disciplined transformation that enhances competitiveness, lowers break-even and supports sustainable value creation across cycles.

Integrated Product Line Execution, Leveraging Transformed Capabilities

Complementing geographic segments with enterprise-wide product ownership

COMPLIMENTING GEOGRAPHIC SEGMENTS WITH ENTERPRISE-WIDE PRODUCT OVERSIGHT

- Four operating segments remain geographically focused
- Nine product lines operate end-to-end oversight
  - Integrate product development, engineering, production, marketing and sales
  - Provide accountability across value-chain
- Faster response to market and customer signals
- Better alignment between strategy, execution and financial outcomes

ENGINES OF GROWTH & VALUE CREATION

- Mechanism our transformation is executed
- Focus investment on higher-growth, higher-margin opportunities
- Full-value chain connectivity enables faster innovation, tailored solutions and lifecycle management
- Product lines represent the breadth of our portfolio:
  - Core Counterbalanced Lift Trucks
    - 1-3.5T, 4-9T and Big Trucks
  - Warehouse Trucks
  - Technology Solutions
  - Energy Solutions
  - Attachment Solutions
  - Parts Solutions
  - Service Solutions

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Be the leader in independent distribution LIFT TRUCK BUSINESS Our Economic Engine Drives Compounding Growth Five core strategies to transform HY’s competitiveness, market position and economic performance over time, each supported by strategic projects Provide lowest cost of ownership, while enhancing productivity for customers Be the leader in the attachments business BOLZONI Worldwide Distribution Strength to Drive MARKET SHARE Volume ECONOMIES OF SCALE Geographic & Product Balance PARTS & SERVICE Volume Large Lift Truck Population in Service Be the leader in delivery of industry & customer focused solutionsAdaptable, agile, problem- solving business 24

LONG-TERM FINANCIAL OBJECTIVES

REVENUE GROWTH GDP ++ • Global market expansion • Solution and asset-based selling • Technology as a service • Electrification OPERATING PROFIT MARGINS 7% Sales • Modular and scalable vehicles • Pricing agility • Technology solutions • Fixed cost optimization WORKING CAPITAL 15% Sales • Supply chain and operations optimization • Advanced information systems • Inventory efficiency focus ROTCE >20% • Increased and consistent operating profits • Accretive capital allocation • Efficient capital base Progress toward Lift Truck & Bolzoni long-term targets key to long-term HY results Strategy Execution Accelerating Progress + + = 26

Achieve long-term targets, sustain performance, intensify cash flow focus Significant Opportunities for Hyster-Yale REVENUE WORKING CAPITAL % SALES(1) ADJUSTED OPERATING PROFIT MARGIN(1) ROTCE(1) ACHIEVE TARGETS • Modular, scalable products • Industry-specific solutions • Pricing agility and cost management • Optimized production and supply • Advanced technologies and services SUSTAIN PERFORMANCE • End markets grow with global consumption • Leadership in high-value product automation • Optimized cost structure absorbs business cyclicality • Efficient supply chain minimizes inventory transit • Investment discipline over efficient asset base 0 2,000 4,000 6,000 2021 2022 2023 2024 2025 Future GDP++ ($M) (4%) (2%) 0% 2% 4% 6% 8% 2021 2022 2023 2024 2025 Future 7% Target (10%) 0% 10% 20% 30% 2021 2022 2023 2024 2025 Future Sustain at 20%+ _____________________ Note: 2021/2022 results negatively impacted by global supply chain disruptions (1) See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 56. 0% 5% 10% 15% 20% 25% 2021 2022 2023 2024 2025 Future 15% Target 27

Generating consistent cash flows and making disciplined investments Accretive Capital Allocation Framework Efficient Fixed Cost Utilization Effective Working Capital Management Capital Productivity Reduce Leverage Fuel Growth and Efficiency Acquire Capabilities Routine Debt Service Maintenance CapEx ~ equal to depreciation Research and Development product line evolution Reliable Dividends reflect business confidence Strong Operating Cash Flow Excess Free Cash Flow Consistent use of cash Focus on balance sheet strength and flexibility ROTCE Goal: >20% Additional Shareholder Return 28

Transformation of core business for sustainable financial improvement Our Path to Long-Term Value Creation Adjusted Operating Profit & Margin(1) $16.3M / 0.4% Revenue $3.8B Cash from Operations $86M 2025 Operating Profit & Margin >$350M / 7% Revenue >$5B Cash from Operations >$300M ACHIEVING LONG-TERM FINANCIAL OBJECTIVES ROTCE >20% Revenue Growth GDP++ Operating Profit 7% Sales Working Capital 15% Sales _____________________ (1) Adjusted Operating Profit and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 56. Growth for warehouse, technology, energy solutions and attachments + + + = 29

30 STABILITY GROWTH LONG-TERM VALUE Expansion to correlated growth markets to solve customers needs Service differentiators drive expanded growth with supplemental growth Lift truck industry tied to the movement of goods & GDP Strength in Core Counterbalanced Business Reduce cyclicality with business changes Strong operating performance and operating cash generation A Solid Long-Term Investment Option Our investment thesis in three pillars

LIFT TRUCK BUSINESS Transforming the way the world moves materials from Port to Home.

Diversified across regions and product classes Lift Truck Business Financial Performance 2.9 3.4 3.9 4.1 3.6 2021 2022 2023 2024 2025 LIFT TRUCK REVENUES REVENUE BY CLASS 26% Class 1 Electric 11% Class 2 Electric 6% Class 3 Electric 14% Class 4 ICE Class 5 ICE 43% ADJUSTED OPERATING PROFIT MARGIN(1) (3.2%) (1.3%) 4.9% 6.1% 0.4% (4%) (2%) 0% 2% 4% 6% 8% 2021 2022 2023 2024 2025 Target 7% Source: Company FY 12/31/25 Unit Revenues ($B) _____________________ (1) Adjusted Operating Profit and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 56. Q4 2025 operating profit margin decline due to reduced production volumes and tariff costs 32

23% Industrials Full-line global lift truck manufacturer serving a broad group of end markets 17% Service, Rental & Other Electric Units Aftermarket 9% Independent Dealers Revenue Diversification Large installed lift truck base drives parts sales ~ 1,006K units @ 12/31/25 2025 LIFT TRUCK SALES BY PRODUCT _____________________ (1) Includes Big Truck sales that represent 11% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit revenue by industry. 2025 RETAIL LIFT TRUCK UNIT REVENUE BY END MARKET(2) (1) 2025 LIFT TRUCK DISTRIBUTION CHANNEL MIX 68%32% Major Accounts Food and Beverage 23%29% Retail and Durable Goods Logistics 25% ICE 42% 32% 33

_____________________ Trend line including China represents 7% 11-year CAGR Average Industry Size. Market linked to worldwide movement of all goods Global Lift Truck Industry _____________________ Source: WITS* Represents annual order intake through 9/30/25 **Estimate: FY25 based on WITS information through 9/30/25 and company estimates. WITS Industry Data reported one quarter in arrears. Industry Units by Class 18% Class 1 Electric 6% Class 2 Electric 54% Class 3 Electric 1% Class 4 ICE Class 5 ICE 21% 1,100 1,182 1,395 1,538 1,507 1,638 2,341 2,183 2,089 2,159 2,339 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Est. FY25 CAGR (2015 – 2024) = 8% Global Lift Truck Industry Size* including China Significantly above trend ’21-’22 (units in thousands) Americas EMEA Asia-Pacific China Estimate** 34

Class 1* 26% Class 2* 11% Class 4* 14% Class 5* 43% HY Unit Revenue by Class _____________________ Source: Company: FY 2025 Unit Revenues 6% Class 3* EMEA 30% Americas 29% China 22% _____________________ Source: Internal Company estimates through 12/31/2025 Estimated Industry Revenue Mix Industry Unit Revenue by Region 19% Asia-Pacific / Japan Industry and HY Lift Truck Revenue Diversified across regions and product classes 35*Note: Class 1, 2, 3 – Electric; Class 4, 5 – ICE (Internal Combustion Engine) Class 1* 26% Class 2* 12% Class 3* 10% Class 5* 49% ________________ Source: Internal Company estimates through 12/31/2025 Estimated Industry Revenue Mix Industry Unit Revenue by Class Class 4* 3% HY Unit Revenue by Region Americas 77% EMEA 16% _____________________ Source: Company: FY 2025 Unit Revenue Note: Units sold direct by SN JV are not included China 2% 5% Asia-Pacific / Japan HY revenue mix weighted toward the Americas HY revenue mix weighted toward higher-value Class 4 & 5 units

Potential Beyond GDP+ Market Growth Rate Automation Operator Assist Telematics Warehouse Engineered Solutions Modular, Scalable Installation, Commissioning Electrification Independent Dealers Connected Lift Trucks Subscription Support Fleet & Consulting Customer Care (HYCare) Breadth Scalability Modular Design Exclusive Features Integrated Solutions HY COMPETITIVE ADVANTAGES Evolution strengthens the core • Revolution unlocks next-level performance Advancing capabilities that align with key market growth priorities Lift Trucks (Core Products)Core Lift Truck Products Technology to Enhance User Outcomes Services Provided to Customers 36 Economic Engine GDP+ Revolutionary GDP++ Evolutionary

Key Opportunities for Market Share Growth

Leverage global capabilities to achieve share potential across markets

LIFT TRUCK MARKET PENETRATION



Total Market Size
China(1) Market
Growth Opportunity
Americas
EMEA
JAPIC
Hyster-Yale
Others

REGIONAL GROWTH POTENTIAL

- Modular, scalable products fit for region
- Globally enhanced sales process & capabilities
- Strengthening *AsOne* distribution
- Focused leadership, talent and organization

AMERICAS WAREHOUSE VS. INDUSTRIALS



Total Market Size
Growth Opportunity
Warehouse
Industrials
Hyster-Yale
Others

INDUSTRY GROWTH POTENTIAL

- New warehouse-focused Yale® branding
- Specialization + technology solutions
- Evolving electrification capabilities
- Enhanced industry focused coverage

(1) Majority of China market dominated by Chinese OEMs – not readily accessible to non-Chinese OEMs

Source: WITS shipments data and Company shipments for most recent annual period available

37

38 Expanding Solutions to Meet Industry Needs Strengthening global competitive positioning through product breadth, scalability, and technology MODULAR / SCALABLE PLATFORM BREADTH Simplifies operations; maximizes configurability; generates enhanced profits Extensive product coverage to support a wide range of applications TECHNOLOGY SOLUTIONS Innovations across the portfolio that simplify and speed adoption Image ELECTRIFICATION Scaling electrification across the full product range to enable zero-emission fleets

A Scalable Growth Engine Powered By:
Modular, Scalable Design, Fueled by Commonality

CUSTOMER BENEFITS

- **Right truck, Right Price, Right Application**
  - Scale trucks up or down to meet customer needs
  - Price the customer wants to pay with favorable margins for HY

BUSINESS BENEFITS

- **Reduce Costs, Lower Working Capital, Increase Margins**
  - Similar production components and processes globally
  - Enable manufacturing footprint optimization
  - Localized suppliers
  - Just-in-time (JIT)* managed inventory
  - **Only lift truck manufacturer with modular design**

Transforming core products to unlock efficiency and profitable growth.

Modular, Scalable, Truck Shipments Accelerating



2 TO 3.5-TON
Americas
EMEA
JAPIC
0.3%(1)
2%
6%
11%
12%
2021
2022
2023
2024
2025

*JIT: Just in Time

(1) Percentages represent modular, scalable shipments as % of total unit shipments.

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Next-Gen Technology Solving Real Challenges Harnessing next-gen technology enabled solutions to deliver real operational results ANALYTICS & INSIGHTS Telemetry insights help boost operator safety, productivity and overall TCO* 99,000+ Active Units Projected Growth 7%+ per year** INTELLIGENT EQUIPMENT Operator assist technology helps reduce incidents and damage; improving TCO* 8,300+ HY Units in Field Projected Growth 20%+ (7-year CAGR)** AUTOMATION Automated lift trucks minimize labor costs and product damage while lowering TCO* 940+ HY Units in Field Projected Growth 25%+ (7-year CAGR)** ELECTRIFICATION Lithium-ion batteries & hydrogen fuel cells solutions drive higher productivity 3,400+ Lithium-Ion battery and charger solutions Projected Growth 50%+ (7-year CAGR)** *TCO: Total Cost of Ownership **Source: Internal company estimate Together, these solutions advance safety, productivity and total cost of ownership 40

SUCCESS STORY: Chiquita Italy APPLICATION-TAILORED PERFORMANCE Product line with customized trucks for customer’s application and needs CUSTOMER • Large, banana ripening operations in Italy PROJECT • Challenge: Complex pallet handling in temperature- controlled warehouse with narrow, off-centre aisles requiring ergonomic and compact equipment. • Solution: Deployment of tailored fleet including electric forklifts, pallet trucks, and order pickers with specialized Bolzoni attachments and responsive dealer support. • Impact: Enabled efficient, safe, and precise operations while maximizing uptime and delivering strong ROI through reliable equipment and excellent after-sales service. "The primary challenge we face is maneuvering pallets in and out of the ripening rooms, especially when stocking the upper levels, so we needed an ergonomic and compact solution. The Yale trucks are performing well for these tasks, and we are maintaining efficient operational timings.”– ROBERTO GALDONI – Chiquita Distribution Center Manager Efficient Yale fleet helps keep fruit fresh at Chiquita 41

SUCCESS STORY: Electrification ELECTRIC FORKLIFTS WITH ICE-LIKE POWER CUSTOMER • 44,000 sq. ft. drive-through indoor lumberyard PROJECT • Challenge: Upgrade aging lead-acid battery forklifts to zero-emission models for tall racks and high- volume use. • Solution: Hyster electric forklifts with lithium-ion batteries to provide high load capacity, tall masts, and operational flexibility, supported by a strong local dealer. • Impact: Improved operations with zero emissions. Fleet electrification expansion at additional sites with ongoing dealer support. High performance. Low impact. 42

Major Electrification Projects Capitalizing on electric truck advancements where ICE* has traditionally dominated *ICE: Internal Combustion Engine | List is based on current information and subject to change. KEY PROJECTS Projects are helping customers meet port-equipment decarbonization regulations/requirements: • Currently operating electrified fuel cell materials handling equipment: ‒ Reach Stacker at Port of Valencia, Spain ‒ Terminal Tractor at Port of Hamburg, Germany ‒ Empty Container Handler Port of Hamburg, Germany (Aug 2025) ‒ Two Reach Stacker are assembled and ready for shipment awaiting customer readiness • Currently operating battery electrified materials handling equipment: ‒ Empty Container Handler Port of Malta, Malta • 10 zero-emission battery-powered terminal tractors completed used for Demo’s and Reliability Growth driving • Exploring options for additional electrification projects in European Union and United States 43

EXPECTED LAUNCHES IN H1 2026 • New modular 2 to 3.5-ton electric counterbalance product • Expansion of the scalable Lithium-Ion batteries and chargers • New Direct Store Delivery system for the beverage industry • Updated 7 to 9-ton electric counterbalanced product for Americas & EMEA regions • Additional targeted introductions of internally developed, modular automated trucks for Americas region • New range of 2 to 7-ton outdoor electric Lithium-Ion counterbalanced products for Americas region Upcoming Product Launches *ICE: Internal Combustion Engine **CB: Counterbalanced | List is based on current information and subject to change. 44

HY Intelligent Lift Truck Automation Flexible technology that cuts labor and ownership costs KEY BENEFITS • Backed by HY and its dealer network for full service and support • Easy to install and simple to use, with quick route adjustments • Delivers lower total cost of ownership and a clear return on investment STATUS • In final testing with customers THE NEXT GENERATION OF AUTOMATED LIFT TRUCKS Hyster Atlas Yale Relay 45

Powering Performance: Energy Solutions as Competitive Edge Solving customers’ electrification problems with reliable, integrated OEM lithium-ion solution CURRENT: Multi-Source Solution • Lift truck supplied by HY, battery and charger supplied by 3rd party • Multiple source backed solution • Issue resolution with multiple parties Truck Battery Charger Truck Battery Charger HY BENEFITS • Increasingly significant value creation and; • Capturing opportunity for: • Customer • Dealer • HY *TCO: Total Cost of Ownership • Integrated lift truck, battery and charger supplied by HY • One source backed solution • Issue resolution with one party • Customized power solution for lift truck usage • Right truck, battery and charger at the right price – lower TCO* Integrated Truck, Battery & Charger FUTURE: Single-Source Solution 46

Leveraging Independent Distribution to Win Delivering exceptional customer experience while increasing capital efficiency Independent DISTRIBUTION Model • Exclusive, independent distributors worldwide ‒ Working to increase dual-branded dealerships as markets mature • Entrepreneurial customer focus • Investment in dealer/retail excellence • Coordination of dealer and major account coverage • Commercial leadership and enablement • Solution-focused capital investments • High return on total capital employed • Differentiated AsOne value to customer • OEM and dealer aligned business models • Optimizes long-term strategy and agility SYNERGY DEALER HYSTER-YALE 47

Bolzoni Attachments Need a good Bolzoni photo on a Hyster truck Transforming the way the world moves materials from Port to Home.

Bolzoni Attachments Are Critical to Productivity Solutions Award-winning Attachment Business makes HY leading industry player Focused on serving lift truck OEMs* and other attachment customers using an industry approach and dealer collaboration *OEM: Original Equipment Manufacturer 49

ADJUSTED OPERATING PROFIT MARGIN(1) (0.5%) 1.7% 4.1% 3.5% 1.1% (2%) 0% 2% 4% 6% 8% 2021 2022 2023 2024 2025 NET SALES BY PRODUCT LINE Accelerating Financial Performance Diversified across regions and product classes 348 356 375 379 333 2021 2022 2023 2024 2025 NET SALES Decrease in revenue with planned phase-out of legacy products sold to Lift Truck business Target 7% 63% Attachments 2% Lift Tables 9% Forks 26% Legacy Components Source: Company FY 12/31/25 Unit Revenues ($M) _____________________ (1) Adjusted Operating Profit and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 56. 50

BOLZONI ATTACHMENT MARKET PENETRATION* Significant Global Growth Opportunities Leveraging high-quality products and deep industry experience EMEA Americas JAPIC To ta l M ar ke t Si ze Bolzoni Others AREAS OF FOCUS EXPANDING MARKET SHARE • Americas and JAPIC markets • Products well aligned with market segment needs • Increased sales and marketing capabilities INDUSTRY FOCUS • One company, 3 brands serving multiple industries • Well-respected brands in many industries • Innovative, high-quality products sold across geographies, major OEMs and industries PRODUCT DEVELOPMENT, NEW TECHNOLOGIES • Economic trends, customer challenges and automation driving need for technology enhancements Growth Opportunity *Internal company estimates GROWTH 51

SUCCESS STORY: Bolzoni Telescopic Home Appliances Clamp Smart handling solutions for high-performance e-commerce logistics TELESCOPIC CARTON CLAMPS Fast, synchronized and space-optimized handling of large and varied loads, with maximum efficiency and minimal product damage CUSTOMER • A leading e-commerce operator in Central Europe PROJECT • Challenge: A compact clamp solution to efficiently unload variable-sized cartons and appliances in tight warehouse spaces, while maintaining speed, minimizing damage, and ensuring easy forklift maneuverability. • Solution: Bolzoni’s new intelligent telescopic clamp Easy Move 4.0. • Impact: Improved operational efficiency, reduced product damage, and optimized space usage in high- turnover logistics. “Thanks to Bolzoni’s telescopic clamps, we’ve significantly improved the speed and safety of our warehouse operations, while protecting the integrity of our products.”– Logistics Manager 52

AUTOMOTIVE & 3PL* Preferred supplier of high- performance rotating tire clamp in growth industries PULP & PAPER Auramo Paper roll clamps well-respected industry brand HOME APPLIANCES Bolzoni High-tech carton clamp helps reduce product damage BEVERAGE Meyer Innovative double-pallet handler; industry-standard; productivity multiplier Driving Growth, Industry By Industry Leveraging high-quality, respected brands and products in growth industries *3PL: Third-Party Logistics 53

28% OEM 2 20% OEM 3 9% OEM 4 Substantial opportunities to reach consistent profitability at target margin Clear Path to Achieving Profitability Goals *Excludes cylinder sales to HY PRODUCT MARGIN EXPANSION IMPROVED EFFICIENCIES CREATE SYNERGIES STRONG OEM RELATIONSHIPS DIVERSIFY REVENUE • New attachment products • Increase Americas and JAPIC market participation and share • One company, 3 brands allows for an agile, unified market approach • Sell to HY and other leading OEMs • Increase in higher-margin, technologically-advanced products expected 2025* 5% Other OEM 38% OEM 1 OEM TOP CUSTOMERS ADDRESSABLE MARKET GROWTH 54

• Easy-Connect Product range introduced with advanced technologies for smart logistics and Internet/Wi-Fi-enabled options • Home Appliance (HA) Telescopic clamp introduced in 2024. Designed to easily handle home appliances and less than one pallet loads in confined spaces. Product Development Focus Feeds Growth Solving customers’ challenges through product and technological development Sales growth Research & Development solving challenges New products / technology developed Customer input: new handling- application needs • AGVs growing in specific industries • Collaborating with AGV manufacturers for integrated attachments FUTURE DEVELOPMENT RECENT PRODUCT LAUNCHES HA Telescopic Clamp 55

APPENDIX

Working capital percentage of sales, Return on total capital employed, Adjusted EBITDA, Adjusted operating profit (loss) and Adjusted net income (loss) are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: ❖ Working capital percentage of sales is defined as net working capital divided by annualized revenues for the quarter and the annual revenue at year end. Net working capital is defined as accounts receivable, net, plus inventories, net, less accounts payable. ❖ Return on total capital employed (“ROTCE”) is defined as net income (loss), as reported, plus interest expense, restructuring and impairment charges, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. ❖ Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before income taxes and noncontrolling interest plus net interest expense, depreciation and amortization expense and restructuring and impairment charges. The Company defines Adjusted EBITDA for the segments as operating profit (loss) plus, other income (expense), depreciation and amortization expense and restructuring and impairment charges. ❖ Adjusted operating profit (loss) is defined as operating profit (loss) plus restructuring and impairment charges. ❖ Adjusted net Income (loss) is defined as net income (loss) plus restructuring and impairment charges. Reconciliations to the most directly comparable U.S. GAAP measures are included in the following pages. Reconciliations 57

Reconciliations of Adjusted Operating Profit (Loss) and Adjusted Net Income (Loss) Lift Truck(1) Bolzoni(1) Consolidated Operating profit (loss) ($33.5) ($4.8) ($37.2) Restructuring and impairment charges $18.3 3.2 $21.5 Adjusted operating profit ($15.2) ($1.6) ($15.7) Net income (loss) — — ($52.5) Restructuring and impairment charges — — $21.5 Income tax expense adjustment(2) — — ($5.6) Adjusted net income (loss) ($36.6) _____________________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information.. (2) Tax adjustment at statutory rate of 26%. Q4 2025 ($M) 2025 YTD Lift Truck(1) Bolzoni(1) Consolidated Operating profit (loss) ($24.1) $0.3 ($22.1) Restructuring and impairment charges $35.2 $3.2 $38.4 Adjusted operating profit $11.1 $3.5 $16.3 Net income (loss) — — ($60.1) Restructuring and impairment charges — — $38.4 Income tax expense adjustment(2) — — ($10.0) Adjusted net income ($31.7) ($M) 58

Reconciliations of Adjusted Operating Profit (Loss) and Adjusted Net Income (Loss) Continued HY LIFT TRUCK 2021 2021 Operating profit (loss) ($152.3) ($149.2) Impairment charges(1) $81.7 $81.7 Adjusted operating profit (loss) ($70.6) ($67.5) Net income (loss) ($173.0) Impairment charges(1) $70.0 Tax valuation allowance adjustment(2) $58.6 Adjusted net income (loss) ($44.4) _____________________ (1) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss. (2) Includes a $58.6 million non-cash charge for additional valuation allowances primarily on certain U.S. and U.K. deferred tax assets. 59

Working Capital Percentage of Sales Calculation 2021 2022 2023 2024 2025 Accounts receivable $457.4 $523.6 $497.5 $488.4 $489.6 Inventory 781 799.5 815.7 754.3 634.3 Accounts payable (541.4) (607.4) (530.2) (455.5) (401.2) Net Working Capital(1) $697.0 $715.7 $783.0 $787.2 $722.7 Consolidated Revenue* $3,075.7 $3,548.3 $4,118.3 $4,308.2 $3,769.3 Net Working Capital as % of Revenue 23% 20% 19% 18% 19% *Revenue for 2021 – 2025 is actual fiscal year revenue. _____________________ (1) Net working capital is equal to accounts receivable, net, plus inventories, net, less accounts payable. 60

Reconciliation of ROTCE

($M)	2021[1]	2022[1]	2023[1]	2024[1]	2025[1]
Average Stockholders' Equity	$525.5	$241.9	$288.9	$454.4	$507.6
Average Debt	$373.4	$535.2	$532.2	$476.0	$472.0
Average Cash	($93.8)	($66.8)	($69.3)	($75.9)	($87.0)
Average capital employed	**805.1**	**710.3**	**751.8**	**854.5**	**892.6**
Net Income (Loss)	(173.0)	(74.1)	125.9	142.3	(60.1)
Plus: Interest Expense, net	14.9	27.3	34.7	31	28.5
Plus: Restructuring and impairment charges[2]	70.0	—	—	22.6	38.4
Plus: Tax valuation on deferred tax assets[3]	58.6	—	—	—	—
Less: Income taxes on restructuring and impairment charges, net[4]	—	—	—	(5.9)	(10.0)
Less: Income taxes on interest expense, net[4]	(3.9)	(6.8)	(8.7)	(8.1)	(7.4)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**($33.4)**	**($53.6)**	**$151.9**	**$181.9**	**($10.6)**
Actual return on total capital employed percentage[5]	(4.1%)	(7.5%)	20.2%	21.3%	(1.2%)

(1) Average stockholders' equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
(2) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss.
(3) Includes a $58.6 million non-cash charge for additional valuation allowances primarily on certain U.S. and U.K. deferred tax assets.
(4) Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2021, 2024 and 2025 and 25% for 2022 and 2023.
(5) Return on total capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

61

Reconciliation of Adjusted EBITDA

($M)	Year Ended December 31					Qtr.	Qtr.
Consolidated	**2021**	**2022**	**2023**	**2024**	**2025**	**12/31/2025**	**12/31/2024**
Reconciliation of Adjusted EBITDA							
Net income (loss) attributable to stockholders	($173.0)	($74.1)	$125.9	$142.3	($60.1)	($52.5)	$10.3
Noncontrolling interest income (loss) and dividends	(10.2)	2.5	2.2	1.9	2.1	0.9	0.4
Income tax expense	28.3	9.2	52.9	74.8	15.1	9.7	13.3
Interest expense	15.5	28.4	37.3	33.8	31.2	7.6	7.7
Interest income	(0.6)	(1.1)	(2.6)	(2.8)	(2.7)	(0.6)	(0.4)
Depreciation and amortization expense	46.2	43.4	45.1	47.6	45.8	11.7	11.8
Restructuring and impairment charges[(1)]	81.7	—	—	22.6	38.4	21.5	21.4
Adjusted EBITDA	**($12.1)**	**$8.3**	**$260.8**	**$320.2**	**$69.8**	**($1.7)**	**$64.5**

($M)	Year Ended December 31					Qtr.
Lift Truck	**2021**	**2022**	**2023**	**2024**	**2025**	**12/31/2025**
Reconciliation of Adjusted EBITDA						
Operating profit (loss)	($149.2)	($44.7)	$188.6	$235.7	($24.1)	($33.5)
Other income	11.8	3.7	7.5	5.2	7.3	2.3
Depreciation and amortization expense	33.5	31.7	33.4	35.9	33.4	8.5
Restructuring and impairment charges[(1)]	81.7	—	—	18.3	35.2	18.3
Adjusted EBITDA	**($22.2)**	**($9.3)**	**$229.5**	**$295.1**	**$51.8**	**($4.4)**

(1) In 2021, the Company recognized $26.1m of non-cash adjustments to inventory and fixed assets, a non-cash goodwill impairment charge of $55.6 million, which included $11.7 million for the noncontrolling interest share and resulted in a $43.9 million net impact on the net loss.

62

HYSTER-YALE

Reconciliation of Adjusted EBITDA Continued ($M) Year Ended December 31 Qtr. Bolzoni 2021 2022 2023 2024 2025 12/31/2025 Reconciliation of Adjusted EBITDA Operating profit (loss) ($1.8) $6.2 $15.3 $9.1 $0.3 ($4.8) Other income (expense) 0.5 0.3 (0.5) — 0.4 — Depreciation and amortization expense 12.7 11.7 11.7 11.7 12.4 3.2 Restructuring and impairment charges — — — 4.3 3.2 3.2 Adjusted EBITDA $11.4 $18.2 $26.5 $25.1 $16.3 $1.6 63

SUPPLEMENTAL INFORMATION

Disciplined Capital and R&D Expenditures 0 20 40 60 80 2021 2022 2023 2024 2025 Low Est. 2026 High Est. 2026 Lift Truck IT Systems Bolzoni C A P I TA L E X P E N D I T U R E S R & D E X P E N D I T U R E S 2% 3% 4% 0 40 80 120 160 2021 2022 2023 2024 2025 Est. 2026 Lift Truck Bolzoni Note: Internal estimates are as of 9/30/23 ($M) ($M) • ~39.7% of total HY revenues come from new products released in the past 5 years R&D % of Revenues • 2025 capital expenditures of $63M • 2026 total estimated capital expenditures ranges from $55-$75M • Wide range due to global economic uncertainty and its impact on HY’s business results Range 65

Americas 76% EMEA 18% Class 1* 25% Class 2* 11% Class 4* 14% Class 5* 44% _____________________ Source: Company: Q4 2025 Unit Revenues Americas 77% EMEA 16% HY Lift Truck Revenue by Geography & Class – Quarter & FY 12/31/25 Class 1* 26% Class 2* 11% Class 4* 14% Class 5* 43% 6% Class 3* _____________________ Source: Company: 2025 Unit Revenues _____________________ Source: Company: 2025 Unit Revenue by Geography Note: Direct Unit Revenue by SN JV is not included HY Q4 ‘25 Lift Truck Unit Revenue by ClassHY Q4 ’25 Lift Truck Unit Revenue by Geography HY 2025 Lift Truck Unit Revenue by Geography HY 2025 Lift Truck Unit Revenue by Class 5% Asia-Pacific / Japan 5% Asia-Pacific / Japan 6% Class 3* _____________________ Source: Company: Q4 2025 Unit Revenue by Geography Note: Direct Unit Revenue by SN JV is not included China 1% China 2% *Note: Class 1, 2, 3 – Electric; Class 4, 5 – ICE (Internal Combustion Engine) 66

HY Dealer Data Dealers Hyster® Yale® Dual Brand Maximal* Total Owners Locations Owners Locations Owners Locations Owners Locations Owners Locations December 31, 2025 Americas 9 80 11 59 30 274 16 16 66 429 EMEA 50 117 37 74 22 35 15 26 124 252 JAPIC 44 86 9 28 5 32 19 21 58 167 Total 103 283 57 161 57 341 50 63 248 848 *Maximal totals include all brands sold by dealers 67